SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 22, 2004
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                   1-5426                                61-0505332
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         (Commission File Number)              (IRS Employer Identification No.)

      4360 BROWNSBORO ROAD, SUITE 300
            LOUISVILLE, KENTUCKY                            40207
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 (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On November 22, 2004, Thomas Industries issued a press release reporting that the Company is undertaking a review of strategic and financial alternatives, including exploration of acquisitions, stock buybacks, declaration of a special cash dividend and the possible sale of the Company. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                  99.1 Press Release dated November 22, 2004 reporting that the Company is undertaking a review of strategic and financial alternatives, including exploration of acquisitions, stock buybacks, declaration of a special cash dividend and the possible sale of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THOMAS INDUSTRIES INC.
                                          (Registrant)

                                          By:  /s/ Phillip J. Stuecker
                                          --------------------------------------
                                          Phillip J. Stuecker, Vice President of
                                          Finance, Chief Financial Officer,
                                          and Secretary


Dated:  November 22, 2004